UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

                 March 9, 2006
Date of Report (Date of earliest event reported)

                  Lincoln National Corporation
(Exact name of registrant as specified in its charter)

Indiana	1-6028	35-1140070
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1500 Market Street, West Tower, Suite 3900, Philadelphia, Pennsylvania 19102-2112
(Address of principal executive offices) (Zip Code)

(215) 448-1400
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 9, 2006, Marcia J. Avedon, Jenne K. Britell and Ron J. Ponder submitted their resignations from our Board of Directors, contingent upon the completion of the merger with Jefferson-Pilot Corporation. None of the decisions to resign had to do with any disagreement with us.

Item 8.01. Other Events

As set forth in section 5.8 of our merger agreement with Jefferson-Pilot, upon completion of the merger, we will adopt amendments to our Bylaws increasing the size of our Board of Directors to fifteen with Jefferson-Pilot designating seven of the directors. Five of the Jefferson-Pilot directors were subject to our confirmation that they qualify as independent directors under our Corporate Governance Guidelines. Our Board of Directors made its independence determination at its March 9, 2006 meeting and elected the following Jefferson-Pilot directors to fill the vacancies on the Board of Directors, subject to and contingent upon the completion of the merger:

William H. Cunningham, Professor, The University of Texas at Austin
Dennis R. Glass, President, Chief Executive Officer and Director, Jefferson-Pilot
George W. Henderson, III, Retired Chairman and CEO, Burlington Industries, Inc.
William Porter Payne, Partner, Gleacher Partners LLC
Patrick S. Pittard, Distinguished Executive in Residence, Terry Business School, University of Georgia
David A. Stonecipher, Chairman of the Board, Jefferson-Pilot
Isaiah Tidwell, Retired Executive Vice President and Director of Wealth Management for Georgia, Wachovia Bank, N.A.

The consents of each of Messrs. Cunningham, Henderson, Payne, Pittard and Tidwell to being named in our Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof and any amendments thereto, as a person who will become a director of Lincoln, are attached as Exhibit 99.1 hereto. The consents of each of Messrs. Glass and Stonecipher to being named in our Registration Statement on Form S-4 (File No. 333-130226) and in the accompanying Proxy Statement/Prospectus forming a part thereof and any amendments thereto, as a person who will become a director of Lincoln, were attached as exhibits to Jefferson-Pilot’s Current Report on Form 8-K filed with the SEC on February 17, 2006.

Item 9.01. Financial Statements and Exhibits.

(c)	The following exhibit is included herewith.

Exhibit Number	Description
99.1	Consents to being named as a director

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN NATIONAL CORPORATION
By: /s/ Frederick J. Crawford
Name: Frederick J. Crawford
Title: Senior Vice President and
Chief Financial Officer

Date: March 14, 2006

Exhibit Index

Exhibit Number	Description
99.1	Consents to being named as a director